EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the incorporation by reference in this Registration Statement of Crown Jewel Resources Corp. on Form S-8 of our report dated April 11, 2001 appearing in the incorporated by reference Annual Report on Form 10-KSB of Crown Jewel Resources Corp. for the year ended December 31, 2000.

                                            /s/ Feldman Sherb & Co., P.C.
                                            ------------------------------
                                            Feldman Sherb & Co., P.C.

February 6, 2002
New York, New York


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